KeyCorp First Quarter 2013 Earnings Review April 18, 2013 Beth E. Mooney Chairman and Chief Executive Officer Jeffrey B. Weeden Chief Financial Officer Exhibit 99.2

FORWARD-LOOKING STATEMENTS AND ADDITIONAL
INFORMATION DISCLOSURE
This presentation contains and we may, from time to time, make forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995, including statements about Key’s financial condition, results of operations, asset quality trends, capital levels and profitability.  Forward-looking statements are not historical facts but instead only represent management’s current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Key’s control.  Forward-looking statements usually can be identified by the use of words such as “goal,” “objective,”  “plan,”
“expect,” “anticipate,” “intend,” “project,” “believe,” “estimate” or other words of similar meaning.
Our forward-looking statements are subject to the following principal risks and uncertainties: continued strain on the global financial markets as a result of economic slowdowns and concerns; the slow progress of the U.S. economic recovery; changes in trade, monetary and fiscal policies of various governmental bodies and central banks in the economies in which we operate; our ability to anticipate interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short- and long-term interest rates; changes in local, regional and international business, economic or political conditions in the regions where we operate or have significant assets; current regulatory initiatives in the U.S., including the Dodd-Frank Wall
Street Reform and Consumer Protection Act of 2010, as amended, subjecting us to a variety of new and more stringent legal and regulatory requirements and increased scrutiny from our regulators; the deterioration of unemployment or real estate asset values or their failure to recover for an extended period of time;
adverse changes in credit quality trends; our ability to determine accurate values of certain assets and liabilities; adverse behaviors in securities, public debt, and capital markets, including changes in market liquidity and volatility; unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; the soundness of other financial institutions; our ability to satisfy new capital and liquidity standards such as those imposed by the Dodd-Frank Act and those adopted by the Basel Committee; our ability to receive dividends from our subsidiary,
KeyBank; reductions of the credit ratings assigned to KeyCorp and KeyBank; unexpected or prolonged changes in the level or cost of liquidity; our ability to secure alternative funding sources under stressed liquidity conditions; our ability to timely and effectively implement our strategic initiatives; operational or risk management failures; breaches of security or failures of our technology systems due to technological, cybersecurity threats or other factors; the occurrence of natural or man-made disasters or conflicts or terrorist attacks disrupting the economy or our ability to operate; the adequacy of our risk management programs;
adverse judicial proceedings; increased competitive pressure due to consolidation; our ability to attract and/or retain talented executives and employees; our ability to effectively sell additional products or services to new or existing customers; our ability to manage our reputational risks; unanticipated adverse effects of acquisitions and dispositions of assets, business units or affiliates.
We provide greater detail regarding some of these factors in our 2012 Form 10-K, including in Item 1. Business under the heading “Supervision and Regulation”, in
Item 1A. Risk Factors and in Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation under the heading “Risk
Management,” as well as in our subsequent SEC filings, all of which are accessible on our website at www.key.com/ir and on the SEC’s website at www.sec.gov.
Key does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.  Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
This presentation also includes certain Non-GAAP financial measures related to “tangible common equity,” “Tier 1 common equity,” “pre-provision net revenue,”
and “cash efficiency ratio.”  Management believes these ratios may assist investors, analysts and regulators in analyzing Key’s financials.  Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP.  For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the Appendix to this presentation or our most recent earnings press release, which is accessible at www.key.com/ir.
Web addresses referenced in this slide are inactive textual references only.  Information on these websites is not part of this document.

Net interest income up 5% compared to the prior year
Grew average C&I loans by 16% from the prior year
Pursuing growth opportunities: payments and technology
Achieved $105 million in annualized expense savings through 1Q13;
remainder of the $200 million target to be achieved by December 2013
Cash efficiency ratio improved to 66%
Improve
Efficiency
Actively managing businesses, with sale of Victory announced in February
No objection from Federal Reserve on 2013 capital plan submission
Repurchased $65 million in common shares during 1Q13 at an average cost of $9.56 per share
Optimize and
Grow
Revenue
Investor Highlights – 1Q13
Execution of strategy and differentiated business model driving results
Effectively
Manage
Capital
Investments in our businesses and work to create a more variable cost structure will continue to impact expense levels

Optimize and Grow Revenue

Improve Efficiency

Effectively Manage Capital

2013 Focus Areas

Execute Strategy with Distinctive Business Model
Maintain Moderate Risk Profile
Accelerate Revenue Growth with Opportunistic Investing
Align Cost Structure with Operating Environment
Leverage Strong Capital Position to Maximize Value

5 Financial Review

Financial Summary – First Quarter 2013
Capital
(b)
Asset Quality
(a)
Financial
Performance
(a)
TE = Taxable equivalent, EOP = End of Period
(a)  From continuing operations
(b)  From consolidated operations
(c) 3-31-13 ratios are estimated
(d) Non-GAAP measure: see Appendix for reconciliation
Income from continuing operations attributable to Key $.21 $.20 $.20 common shareholders – assuming dilution
Net interest margin (TE) 3.24% 3.37% 3.16%
Return on average total assets .99 .96 1.01
Tier 1 common equity
(c), (d)
11.4% 11.4% 11.5%
Tier 1 risk-based capital
(c)
12.2 12.2 13.3
Tangible common equity to tangible assets
(d)
10.2 10.2 10.3
Book value per common share $10.89 $10.78 $10.26
Net loan charge-offs to average loans .38% .44% .82%
NPLs to EOP portfolio loans 1.24 1.28 1.35
NPAs to EOP portfolio loans + OREO + Other NPAs 1.34 1.39 1.55
Allowance for loan losses to period-end loans 1.70 1.68 1.92
Allowance for loan losses to NPLs 137.4 131.8 141.7
Metrics
1Q13 4Q12 1Q12

C&I loans up 16%
$25
$20
$15
$10
$5
$0
60%
50%
40%
30%
$16.9
$20.0
$23.3
43.4%
46.9%
49.2%
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

Total loans up 6%
Loans excluding exit portfolio up 10%
$60
$50
$40
$30
$20
$10
$0
$48.5
$49.4
$52.6
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

Average loan growth driven by C&I, while the exit
portfolio continues to run-off
Originated $8.5 billion in new or renewed lending
commitments during 1Q13
C&I commitment utilization increased to 49.2%
Clients remained cautious in their borrowing
following a strong 4Q12
Loan Growth
$ in billions
Highlights Average Commercial & Industrial Loans
C&I loans
Utilization rate
Average Loans
Exit Portfolios Home Equity & Other C&I & Leasing Commercial Real Estate
$ in billions

1.60%
1.20%
.80%
.40%
.00%
1.27%
1.07%
.70%
.69%
.53%
.29%
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

$75
$50
$25
$0
$57.7
$58.9
$63.2
Transaction deposits (b) up 14%
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

Improving Deposit Mix
Highlights Funding Cost
Overall funding cost continues to improve, with
total deposit cost declining to 29 bps
Transaction deposit balances up 14% from 1Q12
Total CD maturities and average cost
2013 Q2: $2.0 billion at 0.85%
2013 Q3: $1.3 billion at 1.30%
2013 Q4: $0.8 billion at 1.37%
2014: $2.2 billion at 1.97%
2015 & beyond:  $1.1 billion at 2.60%
Average Deposits
(a)
$ in billions
(a) Excludes deposits in foreign office
(b) Transaction deposits include noninterest-bearing, NOW, and MMDA
Cost of total deposits (a)
Interest-bearing liability cost
CDs and other time deposits Savings Noninterest-bearing NOW and MMDA

–
–
–
–
–

Total Revenue
TE = Taxable equivalent
Continuing Operations
Net interest margin
Highlights Net Interest Margin (TE) Trend
Net interest income increased 5% from prior
year, with net interest margin up 8 basis points
Net interest margin compared to prior quarter
impacted by lower asset yields and higher
liquidity
Noninterest income reflects seasonal change
from strong 4Q12
Total Revenue Mix
Noninterest income
$ in millions
$570 $559
$589
$422 $442
$425
$0
$400
$800
$1,200
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
Impact of leveraged lease
early termination
Net interest income (TE)
$1,001
$1,014
$992
3.19% 3.16%
3.24%
2.00%
2.50%
3.00%
3.50%
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13

$ in millions
$800
$600
$400
$200
$0
$651
$679
$681
$288
$307
$290
$363
$372
$391
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
Personnel expense
Non-personnel expense

$ in millions
$800
$750
$700
$650
$600
$734
$681
4Q12
Provision for Unfunded Commitments
Personnel Expense
Professional Fees
Marketing
Other
1Q13

Focused Expense Management
Significant progress made on efficiency initiative
– Achieved $105 million in annualized expense
savings through 1Q13
– On target for $200 million in expense savings
by December 2013, with full-year impact
expected in 2014
1Q13 expense included $15 million related to
efficiency initiative
Focused on disciplined expense management
with variability in 2013 anticipated from:
– Technology investments
– Costs related to efficiency initiative
(a) Includes ongoing, one-time and amortization expenses
Highlights Noninterest Expense
Q-o-Q Change in Noninterest Expense
(a)

$200
$100
$0
$(100)
2.00%
1.00%
.00%
(1.00)%
$134
1.11%
$(8)
$101
.82%
$42
$49
$55
.38%
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

NPAs decreased by 8%

Nonperforming Assets
Net Charge-offs & Provision for Loan and Lease Losses
NPLs
NPLs to period-end loans
NCOs Provision for loan and
lease losses
NCOs to average loans
$ in millions
$ in millions
NPLs held for sale,
OREO & other NPAs
Continued Improvement in Asset Quality
Highlights
Net loan charge-offs decreased 51% from 1Q12
to $49 million, or 38 bps of average loans
1Q13 commercial loan net charge-offs were
$5 million or 6 bps
Asset quality reaching normalized levels, with
net charge-offs expected to be within targeted
range
Allowance for Loan and Lease Losses
Allowance for loan and
lease losses to NPLs
Allowance for loan
and lease losses
$ in millions
$950
$767
$705
1.76%
1.35%
1.24%
.00%
1.00%
2.00%
3.00%
$0
$400
$800
$1,200
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
$1,230
$944
$893
146%
142%
137%
100%
120%
140%
160%
$0
$250
$500
$750
$1,000
$1,250
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13

No objection from Federal Reserve on capital plan
– Board authorized share repurchase program
of up to $426 million
– Dividend increase will be considered at May
Board meeting
Disciplined capital management process
– Repurchased $65 million in common shares
during 1Q13, pursuant to 2012 capital plan
Estimated Basel III Tier 1 common equity ratio
of 10.3%
(a), (b)
Tier 1 Common Equity
(b), (c)
Tangible Common Equity to Tangible Assets
(b)
Strong Capital Ratios
Highlights
Book Value per Share
10.2%
9.7%
10.3%
0.0%
3.0%
6.0%
9.0%
12.0%
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
$10.89
$10.26
$9.88
$8.00
$9.00
$10.00
$11.00
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
11.4%
11.1%
11.5%
0.0%
3.0%
6.0%
9.0%
12.0%
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
(a) Based upon March 31, 2013 pro forma analysis; see Appendix for further detail
(b) Non-GAAP measure: see Appendix for reconciliations
(c) 3-31-13 ratio is estimated

13 Appendix

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Progress on Targets for Success
KEY Business
Model
KEY Metrics
(a)
KEY
1Q13
KEY
4Q12
Targets Action Plans
Core funded Loan to deposit ratio
(b)
87% 86% 90-100%
Use integrated model to grow relationships
and loans
Improve deposit mix
Returning to a
moderate risk
profile
NCOs to average loans .38% .44%
40-60 bps
Focus on relationship clients
Exit noncore portfolios
Limit concentrations
Focus on risk-adjusted returns
Provision to average
loans
.42% .44%
Growing high
quality, diverse
revenue streams
Net interest margin 3.24% 3.37% >3.50%
Improve funding mix
Focus on risk-adjusted returns
Grow client relationships
Capitalize on Key’s total client solutions and
cross-selling capabilities
Noninterest income
to total revenue
42% 42% >40%
Creating positive
operating
leverage
Cash efficiency ratio
(c)
66% 69% 60-65%
Improve efficiency and effectiveness
Better utilize technology
Change cost base to more variable from
fixed
Executing our
strategies
Return on average
assets
.99% .96% 1.00-1.25%
Execute our client insight-driven
relationship model
Focus on operating leverage
Improved funding mix with lower cost core
deposits
(a)  Continuing operations, unless otherwise noted
(b) Represents period-end consolidated total loans and loans held for sale (excluding education loans in the securitization trusts)
divided by period-end consolidated total deposits (excluding deposits in foreign office)
(c) Excludes intangible asset amortization; Non-GAAP measure: see Appendix for reconciliation

25%
20%
15%
10%
5%
0%
21%
20%
19%
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

$19.0
$17.5
$15.9
3.22%
3.01%
2.54%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
$0
$5
$10
$15
$20
$25
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
Average Total Investment Securities Highlights
Average AFS securities
$ in billions
High Quality Investment Portfolio
Portfolio composed of Agency or GSE backed:
GNMA, Fannie & Freddie
– No private label MBS or financial paper
Average portfolio life at 3/31/13: 2.8 years
Unrealized net gain of $330 million on available-
for-sale securities portfolio at 3/31/13
Mortgage cash flows of $1.5 billion in 1Q13
and $1.6 billion in 4Q12
Deployment of increased liquidity expected to
elevate portfolio size in 2Q13
Yields on reinvestments are approximately
150 bps lower than maturities
Securities to Total Assets
(b)
(a)  Yield is calculated on the basis of amortized cost
(b)  Includes end of period held-to-maturity and available-for-sale securities
Average yield (a)
Average HTM securities

Credit Quality by Portfolio

Credit Quality
$ in millions
N/M = Not Meaningful
(a)  3-31-13 ending loan balances include $93 million of commercial credit card balances.
(a)  3-31-13 and 12-31-12 average loan balances include $91 million and 90 million, respectively, of assets from commercial credit cards.
(b) Net loan charge-off amounts are annualized in calculation. NCO ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
(c) 3-31-13 and 12-31-12 NPL amounts exclude $22 million and $23 million respectively of purchased credit impaired loans acquired in
July 2012.
(d)  3-31-13 allowance by portfolio is estimated. Allowance/period loans ratios for discontinued operations and consolidated Key exclude education loans  in the securitization trusts since valued at fair-market value
(e)  3-31-13 ending loan balances include purchased loans of $204 million of which $22 million were purchased credit impaired.
Period-end
loans
Average
loans
3/31/13 1Q13 1Q13 4Q12 1Q13 4Q12 3/31/13 12/31/12 3/31/13 3/31/13 3/31/13
Allowance /
period-end
loans
(d)
Allowance /
NPLs
Net loan
charge-offs
Net loan
charge-offs
(b)
/
average loans
Nonperforming
loans
(c)
Ending
allowance
(d)
Commercial, financial and agricultural
(a)
$23,412 $23,317 $2 ($8) .03% (.14) % $142 $99 $338 1.44% 238.03%
Commercial real estate:
Commercial mortgage 7,544 7,616 8 28
.43 1.47
114 120 193
2.56 169.30
Construction 1,057 1,034 (7) 3
(2.75) 1.12
27 56 35
3.31 129.63
Commercial lease financing 4,796 4,843 2 3
.17 .25
12 16 62
1.29 516.67
Real estate — residential mortgage 2,176 2,173 6 7
1.12 1.29
96 103 33
1.52 34.38
Home equity:
Key Community Bank 9,809 9,787 16 (18)
.66 (.73) 199 210
106
1.08 53.27
Other 401 413 4 11
3.93 10.65 18 21
19
4.74 105.56
Consumer other — Key Community Bank 1,353 1,343 7 8
2.11 2.38
3 2 33
2.44 N/M
Credit cards 693 704 8 9
4.61 5.01
13 11 32
4.62 246.15
Consumer other:
Marine 1,254 1,311 3 14
.93 3.97
25 34 38
3.03 152.00
Other 79 85 0 1
.00 4.37
1 2 4
5.06 400.00
Continuing total
(e)
$52,574 $52,626 $49 $58
.38
%
.44
% $650 $674 $893
1.70
%
137.38
%
Discontinued operations 5,086 5,135 12 15
1.75 2.12
15 20 49
.96 326.67
Consolidated total $57,660 $57,761 $61 $73 .45% .53% $665 $694 $942 1.63% 141.65%

17 (a)  Average LTVs are at origination. Current average LTVs for Community Bank total home equity loans and lines is approximately 78%, which compares to 77% at the end of the fourth quarter 2012.
Community Bank – Home Equity
Exit Portfolio – Home Equity
$ in millions, except average loan size
$ in millions, except average loan size
(a)
(a)
Home Equity Loans – 3/31/13
Vintage (% of Loans)
Loan Balances
Average Loan
Size ($)
Average
FICO
Average
LTV
% of Loans
LTV>90%
2012 and
later 2011 2010 2009
2008 and
prior
Home equity loans and lines
First lien 18 $                   22,800 $     745 34% .3% -           % -        % -        % 2% 98%
Second lien 383                   23,549        729 82       32.2        -           -        -        -        100
Total home equity loans and lines 401 $                23,514 $     730 80       30.8        -           -        -        -        100
Nonaccrual loans
First lien 1 $                     19,503 $     714 33% -               % -           % -        % -        % -        % 100%
Second lien 17                      25,239        709 82       31.2        -           -        -        -        100
Total home equity nonaccrual loans 18 $                   24,999 $     709 80       30.2        -           -        -        -        100
Exit Portfolio - Home Equity
First quarter net charge-offs 4 $                     -           -        -        -        % 100%
Net loan charge-offs to average loans 3.93%
Vintage (% of Loans)
Loan Balances
Average Loan
Size ($)
Average
FICO
Average
LTV
% of Loans
LTV>90%
2012 and
later 2011 2010 2009
2008 and
prior
Home equity loans and lines
First lien 5,429 $            64,520 $     759 66% .6% 28% 8% 5% 5% 54%
Second lien 4,380                47,314        757 76       3.0          18        7       5       5       65
Total home equity loans and lines 9,809 $            55,507 $     758 70       1.8          24        7       5       5       59
Nonaccrual loans
First lien 100 $                58,275 $     711 74% .8% 1% 4% 3% 5% 87%
Second lien 99                      47,369        714 78       2.8          1          1       1       3       94
Total home equity nonaccrual loans 199 $                52,292 $     712 76       1.6          1          2       2       4       91
Community Bank - Home Equity
First quarter net charge-offs 16 $                   -           % 1% 2% 2% 95%
Net loan charge-offs to average loans .66%

Exit Loan Portfolio Trend (Excluding Discontinued Operations)
Exit Loan Portfolio
$ in millions
(a) Includes (1) the business aviation, commercial vehicle, office products, construction and industrial leases; (2) Canadian lease financing portfolios;
and (3) all remaining balances related to lease in, lease out; sale in, lease out; service contract leases; and qualified technological equipment leases
(b) Includes loans in Key’s consolidated education loan securitization trusts
(c) Credit amounts indicate recoveries exceeded charge-offs
$ in millions
Exit Loan Portfolio
$2,758
$3,899
$4,736
$0
$3,000
$6,000
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
Change
3-31-13 vs.
3-31-13 12-31-12 12-31-12 1Q13
(c)
4Q12 3-31-13 12-31-12
Residential properties – homebuilder $29 $29 - - $1 $10 $10
Marine and RV floor plan 29 33 $(4) $(3) - 6 10
Commercial lease financing
(a)
966 997 (31) (5) - 6 6
Total commercial loans 1,024 1,059 (35) (8) 1 22 26
Home equity – Other 401 423 (22) 4 11 18 21
Marine 1,254 1,358 (104) 3 14 26 34
RV and other consumer 79 93 (14) - 1 - 2
Total consumer loans 1,734 1,874 (140) 7 26 44 57
Total exit loans in loan portfolio $2,758 $2,933 $(175) $(1) $27 $66 $83
Discontinued operations - education
lending business (not included in exit loans above)
(b)
$5,086 $5,201 $(115) $12 $15 $15 $20
Balance on
Nonperforming
Status
Balance
Outstanding Charge-offs
Net Loan

2.00%
1.50%
1.00%
.50%
.00%
1.61%
.82%
.70%
.16%
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

4%
0%
(4)%
(8)%
(12)%
(16)%
(20)%
3%
(5)%
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

19 Credit Quality Trends Quarterly Change in Criticized Outstandings (a) Delinquencies to Period-end Total Loans (a) Loan and Lease Outstandings 30 – 89 days delinquent 90+ days delinquent

GAAP to Non-GAAP Reconciliation

$ in millions
(a) Three months ended March 31, 2013 and December 31, 2012 exclude $114 million and $123 million, respectively, of period end purchased credit card receivable intangible assets. Three months ended March 31, 2013 and December 31, 2012 exclude $118 million and $126 million, respectively, of average ending purchased credit card receivable intangible assets.
(b) Includes net unrealized gains or losses on securities available for sale (except for net unrealized losses on marketable equity securities), net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.
(c) Other assets deducted from Tier 1 capital and net risk-weighted assets consist of disallowed intangible assets (excluding goodwill) and deductible portions of nonfinancial equity investments. There were no disallowed deferred tax assets at March 31, 2013, December 31, 2012, and March 31, 2012.
(d) 3-31-13 amount is estimated.
Three months ended
3-31-2013 12-31-2012 3-31-2012
Tangible common equity to tangible assets at period end
Key shareholders’ equity (GAAP) 10,340 $   10,271 $   10,099 $
Less:  Intangible assets
(a)
1,024 1,027 932
Preferred Stock, Series A 291 291 291
Tangible common equity (non-GAAP)  9,025 $     8,953 $     8,876 $
Total assets (GAAP) 89,198 $   89,236 $   87,431 $
Less:  Intangible assets
(a)
1,024 1,027 932
Tangible assets (non-GAAP) 88,174 $   88,209 $   86,499 $
Tangible common equity to tangible assets ratio (non-GAAP) 10.24% 10.15% 10.26%
Tier 1 common equity at period end
Key shareholders' equity (GAAP) 10,340 $   10,271 $   10,099 $
Qualifying capital securities 339 339 1,046
Less: Goodwill 979 979 917
Accumulated other comprehensive income (loss)
(b)
(204) (172) (70)
Other assets
(c)
108 114 69
Total Tier 1 capital (regulatory) 9,796 9,689 10,229
Less:  Qualifying capital securities 339 339 1,046
Preferred Stock, Series A 291 291 291
Total Tier 1 common equity (non-GAAP) 9,166 $     9,059 $     8,892 $
Net risk-weighted assets (regulatory)
(c), (d)
80,446 $   79,734 $   76,956 $
Tier 1 common equity ratio (non-GAAP)
(d)
11.39% 11.36% 11.55%
Pre-provision net revenue
Net interest income (GAAP) 583 $        601 $        553 $
Plus: Taxable-equivalent adjustment 6 6 6
Noninterest income (GAAP) 425 439 442
Less:  Noninterest expense 681 734 679
Pre-provision net revenue from continuing operations (non-GAAP) 333 $        312 $        322 $

GAAP to Non-GAAP Reconciliation (continued)
$ in millions

(a) Three months ended March 31, 2013 and December 31, 2012 exclude $114 million and $123 million, respectively, of period end purchased credit card receivable intangible assets. Three months ended March 31, 2013 and December 31, 2012 exclude $118 million and $126 million, respectively, of average ending purchased credit card receivable intangible assets.
Three months ended
3-31-2013 12-31-2012 3-31-2012
Average tangible common equity
Average Key shareholders’ equity (GAAP) 10,279 $      10,261 $      9,992 $
Less:  Intangible assets (average)
(a)
1,027 1,030 932
Preferred Stock, Series A (average) 291 291 291
Tangible common equity (non-GAAP)  8,961 $        8,940 $        8,769 $
Return on average tangible common equity from continuing operations
Net income (loss) from continuing operations attributable to Key common shareholders (GAAP) 196 $           190 $           195 $
Average tangible common equity (non-GAAP) 8,961 8,940 8,769
Return on average tangible common equity from continuing operations (non-GAAP) 8.87% 8.45% 8.94%
Return on average tangible common equity consolidated
Net income (loss) attributable to Key common shareholders (GAAP) 199 $           197 $           194 $
Average tangible common equity (non-GAAP) 8,961 8,940 8,769
Return on average tangible common equity consolidated (non-GAAP) 9.01% 8.77% 8.90%
Cash efficiency ratio
Noninterest expense (GAAP) 681 $           734 $           679 $
Less:  Intangible asset amortization on credit cards 8 8 -
Other intangible asset amortization 4 4 1
Adjusted noninterest expense (non-GAAP) 669 $           722 $           678 $
Net interest income (GAAP) 583 $           601 $           553 $
Plus:  Taxable-equivalent adjustment 6 6 6
Noninterest income (GAAP) 425 439 442
Total taxable-equivalent revenue (non-GAAP) 1,014 $        1,046 $        1,001 $
Cash efficiency ratio (non-GAAP) 65.98% 69.02% 67.73%

(a)  Tier 1 common equity is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysis and bank regulatory agencies to assess the capital position of financial services companies.  Management reviews Tier 1 common equity along with other measures of capital as part of its financial analyses.
(b)  Includes AFS mark-to-market, cash flow hedges on items recognized at fair value on the balance sheet, and defined benefit pension liability.
(c)  Deferred tax asset subject to future taxable income for realization, primarily tax credit carryforwards, and the deductible portion of mortgage servicing assets.
(d) The amount of regulatory capital and risk-weighted assets estimated under Basel III (as fully phased-in on January 1, 2019) is based upon the federal banking agencies' notices of proposed rulemaking, which implement Basel III and the Standardized Approach.
Tier 1 Common Equity under Basel III (estimated)
KeyCorp & Subsidiaries

TIER 1 COMMON EQUITY UNDER BASEL III (ESTIMATES)
(a)
Quarter ended
Mar 31,
$ in billions
2013
Tier 1 Common Equity under current regulatory rules $9.2
Adjustments from current regulatory rules to Basel III:
(0.2)
(0.1)
$8.9
Total risk-weighted assets under current regulatory rules $80.4
Adjustments from current regulatory rules to Basel III:
Loan Commitments < 1 Year 0.8
Residential Mortgage & Home Equity Loans 3.1
Other 1.7
Total risk-weighted assets under Basel III $86.1
Tier 1 common equity to total risk-weighted assets
anticipated under Basel III 10.3%
Cumulative Other Comprehensive Income
(b)
Tier 1 common equity anticipated under Basel III
(d)
Deferred Tax Assets and Other
(c)